                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

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              VOYAGEUR COLORADO INSURED MUNICIPAL INCOME FUND, INC.
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                (Name of Registrant as Specified in Its Charter)


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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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DELAWARE
INVESTMENTS(SM)
---------------------
A member of Lincoln
Financial Group(R)

                          COMBINED PROXY STATEMENT AND
                 NOTICE OF JOINT ANNUAL MEETING OF SHAREHOLDERS
                    TO BE HELD ON THURSDAY, NOVEMBER 1, 2001


To the Shareholders of:

                Delaware Group Dividend and Income Fund, Inc. Delaware Group Global Dividend and Income Fund, Inc. Voyageur Arizona Municipal Income Fund, Inc.
                Voyageur Colorado Insured Municipal Income Fund, Inc. Voyageur Florida Insured Municipal Income Fund Voyageur Minnesota Municipal Income Fund, Inc. Voyageur Minnesota Municipal Income Fund II, Inc. Voyageur Minnesota Municipal Income Fund III, Inc.

This is your official notice that the Joint Annual Meeting of Shareholders of each Delaware Investments closed-end registered investment company listed above (each individually, a "Fund" and, collectively, the "Funds") will be held at ______________________________________Philadelphia, Pennsylvania on Thursday,
November 1, 2001 at 11:00 a.m. The purpose of the meeting is to consider and act upon the following Proposals and to transact any other business that properly comes before the meeting and any adjournments of the meeting.

The purposes of the Joint Annual Meeting are as follows:

         1.       To elect a Board of Directors (or Trustees) for each Fund.
         2. For each Fund except Delaware Group Dividend and Income Fund, Inc., Delaware Group Global Dividend and Income Fund, Inc. and Voyageur Florida Insured Municipal Income Fund: To vote on a proposal to amend the Articles of Incorporation to change the name of the Fund.

Please vote your Proxy promptly to avoid the need for further mailings. Your vote is important.




Charles E. Haldeman, Jr.
Chairman
September __, 2001

DELAWARE
INVESTMENTS(SM)
---------------------
A member of Lincoln
Financial Group(R)

                                                           1818 Market Street
                                                       Philadelphia, PA 19103
                                                               1-800-362-7500



                                 PROXY STATEMENT
                      JOINT ANNUAL MEETING OF SHAREHOLDERS
                    TO BE HELD ON THURSDAY, NOVEMBER 1, 2001

         Meeting Information. The Board of Directors or Trustees (each Board is hereafter referred to as a "Board of Directors" and Board members are referred to as "Directors") of each Fund listed on the accompanying Notice is soliciting your proxy to be voted at the Joint Annual Meeting of Shareholders to be held on Thursday, November 1, 2001 at 11:00 a.m. at ____________________, Philadelphia,
Pennsylvania and/or at any adjournments of the meeting (hereafter, the "Meeting").

         Purpose of Meeting. The purpose of the Meeting is to consider the Proposals listed in the accompanying Notice. The Board of Directors of each Fund urges you to complete, sign and return the Proxy Card (or Cards) included with this Proxy Statement, whether or not you intend to be present at the Meeting. It is important that you provide voting instructions promptly to help assure a quorum for the Meeting.

         General Voting Information. You may provide proxy instructions by returning the Proxy Card(s) by mail in the enclosed envelope. The persons designated on the Proxy Card(s) as proxies will vote your shares as you instruct on each Proxy Card. If you return a signed Proxy Card without any voting instructions, your shares will be voted "FOR" each of the nominees for election as Director and, if applicable, "FOR" the proposal to amend the Articles of Incorporation to change the name of the Fund. The persons designated on the Proxy Card as proxies will also be authorized to vote (or to withhold their vote) in their discretion on any other matters which properly come before the Meeting. They may also vote in their discretion to adjourn the Meeting. If you sign and return a Proxy Card, you may still attend the Meeting to vote your shares in person. If your shares are held of record by a broker and you wish to vote in person at the Meeting, you should obtain a Legal Proxy from your broker of record and present it at the Meeting. You may also revoke your proxy at any time before the Meeting: (i) by notifying Delaware Investments in writing at 1818 Market Street, Philadelphia, PA 19103; (ii) by submitting a later signed Proxy Card; or (iii) by voting your shares in person at the Meeting. If your shares are held in the name of your broker, you will have to make arrangements with your broker to revoke any previously executed proxy.

         Each shareholder may cast one vote for each full share and a partial vote for each partial share of a Fund that they owned of record on September 13, 2001. Exhibit A shows the number of shares of each Fund that were outstanding on the record date and Exhibit B lists the shareholders who owned 5% or more of each Fund on that date. It is expected that this Proxy Statement and the accompanying Proxy Card(s) will be mailed to shareholders of record on or about September __, 2001.

         This proxy solicitation is being made largely by mail, but may also be made by officers or employees of the Funds or their investment manager or affiliates, through telephone, facsimile, or other communications. The Funds may also employ a professional proxy solicitation firm, although they do not presently intend to do so. The cost of the solicitation is being borne by the Funds. The Funds may reimburse banks, brokers or dealers for their reasonable expenses in forwarding soliciting materials to beneficial owners of the Funds' shares.

         Required Votes. All shareholders of a Fund vote together on the Proposals, regardless of whether the Fund has both common and preferred shareholders, with one exception. That is that the holders of preferred shares of each of the six Funds that were previously part of the Voyageur family of funds ("Voyageur Funds") have the exclusive right to separately elect two Directors, in addition to the right to vote for the remaining Directors together with the holders of the common shares.

         The amount of votes of each Fund that are needed to approve each Proposal varies. The voting requirements are described within each Proposal. Abstentions will be included for purposes of determining whether a quorum is present for each Fund at the Meeting. They will be treated as votes present at the Meeting, but will not be treated as votes cast. They therefore would have no effect on Proposals which require a plurality or majority of votes cast for approval, but would have the same effect as a vote "AGAINST" on Proposals requiring a majority of votes present. (These different voting standards are explained in the various Proposals.) Because the two Proposals presented are considered to be "routine" voting items, the Funds do not expect to recognize broker non-votes.

         In the event that a quorum is not present or if sufficient votes are not received consistent with management's recommendation on the adoption of any Proposal, management may propose an adjournment or adjournments of the Meeting for a Fund. Any adjournment would require a vote in favor of the adjournment by the holders of a majority of the shares present at the Meeting in person or by proxy. The persons named as proxies may vote (or withhold their vote) in their discretion on any proposed adjournment.

PROPOSAL ONE: TO ELECT A BOARD OF DIRECTORS FOR EACH FUND

         You are being asked to vote to elect each of the current members of the Board of Directors for your Fund. The nominees are: Charles E. Haldeman, Jr., David K. Downes, Walter P. Babich, John H. Durham, John A. Fry, Anthony D. Knerr, Ann R. Leven, Thomas F. Madison, and Janet L. Yeomans.

         If elected, these persons will serve as Directors until the next annual meeting of shareholders called for the purpose of electing Directors, and/or until their successors have been elected and qualify for office. It is not expected that any nominee will withdraw or become unavailable for election, but in such a case, the power given by you in the Proxy Card may be used by the persons named as proxies to vote for a substitute nominee or nominees as recommended by the existing Board of Directors.

         The Voyageur Funds each issue shares of common stock and shares of preferred stock. The governing documents of each Voyageur Fund provide that the holders of preferred shares of the Fund are entitled to elect two of the Fund's Directors, and the remaining Directors are to be elected by the holders of the preferred shares and common shares voting together. The nominees for Directors to be voted on separately by the preferred shareholders of such Funds are Thomas
F. Madison and Janet L. Yeomans.

         Directors. Presented below is information about the age, position with the Funds, principal occupation and past business experience of each current Director. Exhibit C lists the year in which each individual became a Director of each Fund.

*Charles E. Haldeman, Jr. (age 52) Chairman and Trustee/Director of 24 other investment companies in the Delaware Investments family. Mr. Haldeman is the President, Chief Executive Officer and Director of Lincoln National Investment Companies, Inc. and Delaware Management Holdings, Inc.; Chief Executive Officer and Director of DMH Corp., Delaware Management Company, Inc., Delaware Management Business Trust and Delaware International Holdings Ltd.; Chief Executive Officer of Delaware General Management, Inc. and Delaware Management Company and Vantage Investment Advisers (each a series of Delaware Management Business Trust); President and Chief Executive Officer of Delaware Lincoln Cash Management and Delaware Lincoln Investment Advisers (each a series of Delaware Management Business Trust); Chairman and Director of Delaware International Advisers Ltd.; Director of Delaware Service Company, Inc., Delaware Capital Management, Inc., Retirement Financial Services, Inc. and Delaware Distributors, Inc. Prior to joining Delaware Investments in 2000, Mr. Haldeman was President, Chief Operating Officer and Director at United Asset Management from March 1998 to January 2000. Prior to that, Mr. Haldeman was Director and Partner for Cooke and Bieler, Inc. from June 1974 to March 1998.






* This nominee is considered to be an "interested person" of the Funds as that term is defined in the Investment Company Act of 1940, as amended (the "1940 Act").

*David K. Downes (age 61) President/Chief Executive Officer/Chief Financial Officer/Director/Trustee of each Fund and 25 other investment companies within Delaware Investments, and of Delaware International Holdings Ltd.; Executive Vice President/Chief Operating Officer/Chief Financial Officer of Delaware Management Holdings, Inc., Delaware Investment Advisers (a series of Delaware Management Business Trust), Delaware Distributors, L.P. and Founders CBO Corporation; Executive Vice President/Chief Operating Officer/Chief Financial Officer/Director of DMH Corp., Delvoy, Inc., Delaware Distributors, Inc. and Founders Holdings, Inc.; President/Director of Delaware Management Company, Inc.; Executive Vice President/Chief Operating Officer/Chief Financial Officer/Trustee of Delaware Management Business Trust; President of Delaware Management Company (a series of Delaware Management Business Trust); Chairman/President/Chief Executive Officer/Director of Delaware Service Company, Inc.; President/Chief Executive Officer/Director of Delaware Capital Management, Inc.; Chairman/Director of Retirement Financial Services, Inc. and Delaware Management Trust Company; Director of Delaware International Advisers Ltd.; President/Chief Executive Officer/Chief Financial Officer/Director of Delaware General Management, Inc.; Vice President/Chief Operating Officer/Director of Lincoln National Investment Companies, Inc.; and Executive Vice President/Chief Operating Officer/Chief Financial Officer/Director of Vantage Global Advisors, Inc. During the past five years, Mr. Downes has served in various executive capacities at different times within Delaware Investments.

Walter P. Babich (age 73) Director/Trustee of each Fund and 25 other investment companies within Delaware Investments; Board Chairman of Citadel Constructors, Inc. (commercial building construction), 1988 to present; Partner of I&L Investors, 1988-1991; Partner of Irwin & Leighton Partnership (building construction), 1986-1988.

John H. Durham (age 63) Director/Trustee of each Fund and 25 other investment companies within Delaware Investments; Private Investor; Partner of Complete Care Services, 1995-1999; Director Emeritus of all 33 investment companies within Delaware Investments, 1995-1998; reappointed to the Boards of 19 investment companies for which he currently serves as Director in 1998 and appointed to the Boards of 14 investment companies for which he currently serves as Director in 2000; Consultant to Delaware Investments, 1991-1997; Chairman of the Board of each investment company within Delaware Investments, 1986-1991; President of each investment company within Delaware Investments, 1977-1990; Chief Executive Officer of each investment company within Delaware Investments, 1984-1990. Prior to 1992, Mr. Durham served as a director and in various executive capacities at different times within Delaware Management Holdings, Inc., Delaware Management Company, Inc., Delaware Distributors, Inc. and Delaware Service Company, Inc.

John A. Fry (age 40): Trustee/Director of 24 other investment companies in the Delaware Investments family; Executive Vice President of the University of Pennsylvania. From 1991 to 1995, Mr. Fry was Partner-in-Charge, National Higher Education Consulting of Coopers & Lybrand and from 1984 to 1991, Mr. Fry held Consultant and Manager positions with KPMG Peat Marwick, ending with Senior Manager from 1989 to 1991.

Anthony D. Knerr (age 62) Director/Trustee of each Fund and 25 other investment companies within Delaware Investments; Founder and Managing Director, Anthony Knerr & Associates (strategic consulting company to major non-profit institutions and organizations), 1991 to present; Founder and Chairman of the Publishing Group, Inc., 1988-1990; Executive Vice President/Finance and Treasurer of Columbia University, 1982-1988; Lecturer of English at Columbia University, 1987-1989.

Ann R. Leven (age 60) Director/Trustee of each Fund and 25 other investment companies within Delaware Investments; Retired Treasurer, National Gallery of Art; Director of Recoton Corp., 1999 to present; Treasurer, National Gallery of Art, 1994-1999; Director of four investment companies sponsored by Acquila Management Corporation, 1985-1998; Deputy Treasurer of the National Gallery of Art, 1990-1994; Treasurer and Chief Fiscal Officer of the Smithsonian Institution, 1984-1990; Adjunct Professor at Columbia Business School, 1975-1992.




* This nominee is considered to be an "interested person" of the Funds as that term is defined in the Investment Company Act of 1940, as amended (the "1940 Act").

Thomas F. Madison (age 65) Director/Trustee of each Fund and 25 other investment companies within Delaware Investments; President and Chief Executive Officer of MLM Partners Inc. (consulting), 1993 to present; Director of Lightening Rod Software, February 2000 to present; Director of Valmont Industries (irrigation systems and steel pole manufacturing), 1987 to present; Director of ACI Telecentrics (outbound telemarketing and telecommunications), 1996 to present; Director of Aon Risk Services (risk management consulting and insurance brokerage), 1995 to present; Director of Digital River (e-commerce internet software), 1996 to present; Director of Banner Health Systems, 1991 to present; Chairman of AetherWorks Inc. (computer telephone), 1999-2000 and Director, 1992-2000; Director of Minnegasco, Span Link Communications (software), 1995-2000; Chairman of the Board of Communications Holdings, Inc., 1996-1999; Vice Chairman - Office of the CEO of The Minnesota Mutual Life Insurance Company, February to September, 1994; Director of Eltrax Systems, Inc. (data communications integration), 1993-1999.

Janet L. Yeomans (age 52) Director/Trustee of each Fund and 25 other investment companies within Delaware Investments; Vice President and Treasurer of the 3M Corporation, 1995 to present; President of 3M Investment Management Corporation since its inception in 1999; Director of Benefit Funds and Financial Markets for the 3M Corporation, 1987-1995; Manager of Benefit Fund Investments for the 3M Corporation, 1985-1987; Manager of Pension Funds for the 3M Corporation, 1983-1985; Consultant, Investment Technology Group of Chase Econometrics, 1982-1983; Consultant for Data Resources, 1980-1982; Programmer for the Federal Reserve Bank of Chicago, 1970-1974.

Board and Committee Meetings. During the twelve months ended September 30, 2001, each Fund held six Board meetings, two of which were two day meetings. All of the Directors attended at least 75% of those meetings.

         Each Fund has an Audit Committee for the purpose of meeting, at least annually, with the Fund's officers and independent auditors to oversee the quality of financial reporting and the internal controls of each Fund, and for such other purposes as the Board of Directors may from time to time direct. The Audit Committee of each Fund consists of the following three Directors appointed by the Board: Ann R. Leven, Chairperson; Thomas F. Madison; and Jan L. Yeomans. Members of the Audit Committee serve for three years or until their successors have been appointed and qualified. The Audit Committee held four meetings for each Fund during the twelve months ended September 30, 2001. The Board of Directors of each Fund has adopted a written charter for each Fund's Audit Committee, attached as Exhibit E.

         Each Board of Directors also has a Nominating Committee, which meets for the purpose of proposing nominees to serve as Directors. Nominees are considered by the full Board of Directors for each Fund and, when appropriate, by shareholders at annual or special shareholder meetings. The Nominating Committee of each Fund currently consists of the following four Directors appointed by the Board: Anthony D. Knerr, Chairperson; John H. Durham; and John
A. Fry, all of whom are independent; and David K. Downes. The selection and nomination of the independent Director nominees is committed to the discretion of the present independent Directors. The Nominating Committee will consider suggestions for Board of Directors nominations from shareholders. Shareholders who wish to suggest candidates for nomination to the Boards of Directors at any future annual meeting should identify the candidate and furnish a written statement of the person's qualifications to the Nominating Committee at the principal executive offices of the Funds. Nominations should be received by the date set forth under "Shareholder Proposals" on page __.

         Board Compensation. Each independent Director receives compensation from each Fund of which he/she is a member of the Board of Directors. The interested Directors are compensated by the investment manager and do not receive compensation from the Funds. Each independent Director currently receives a total annual retainer fee of $50,000 for serving as a Director for all 33 investment companies within Delaware Investments, plus $3,145 for each set of Board meetings attended (six regular meetings, two of which are two day meetings). Walter P. Babich is the current Coordinating Director for the Funds and receives an additional retainer of $8,000 from all 33 investment companies within Delaware Investments. Members of the Audit Committee currently receive additional annual compensation of $5,000 from all of the investment companies within Delaware Investments in the aggregate, plus $1,000 for each meeting in excess of five in any calendar year. The chairperson of the Audit Committee receives an annual retainer of $8,000, plus $1,000 for each meeting in excess of five in any calendar year. Independent Directors who are members of the Nominating Committee receive $1,000 for each committee meeting. In addition, the chairperson of the Nominating Committee receives an annual retainer of $500.

         Under the terms of each Fund's retirement plan for Directors, each independent Director who, at the time of his or her retirement from the Board of Directors, has attained the age of 70 and has served on the Board of Directors for at least five continuous years, is entitled to receive payments from the investment companies within Delaware Investments for a period of time equal to the lesser of the number of years that the person served as a Director or the remainder of the person's life. The annual amount of such payments will be equal to the amount of the annual retainer that is paid to Directors of the investment companies at the time of the person's retirement. If an eligible Director of each investment company within the Delaware Investments family had retired as of August 31, 2001, he or she would have been entitled to annual payments in the amount of ________. The following table identifies the amount each Director received from each Fund during its last fiscal year and from the investment companies within Delaware Investments as a whole during the twelve months ended August 31, 2001.

                     Charles E.
Fund Name            Haldeman    David K.     Walter P.     John H.     John A.     Anthony      Ann R.      Thomas F.    Janet L.
                         Jr        Downes      Babich      Durham(1)     Fry(2)     D. Knerr     Leven        Madison     Yeomans
-------------------- ----------- ----------- ------------ ----------- ------------ ----------- ----------- ------------ -----------
Delaware Group          None        None       $_____       $_____      $______      $_____      $_____      $_____        $_____

Dividend and
Income Fund, Inc.

Delaware Group
Global Dividend
and Income Fund,
Inc.                    None        None        $_____       $_____      $______      $_____      $_____      $_____        $_____

Voyageur Arizona
Municipal Income
Fund, Inc.              None        None        $_____       $_____      $______      $_____      $_____      $_____        $_____

Voyageur Colorado
Insured Municipal
Income Fund, Inc.       None        None        $_____       $_____      $______      $_____      $_____      $_____        $_____

Voyageur Florida
Insured Municipal
Income Fund             None        None        $_____       $_____      $______      $_____      $_____      $_____        $_____

Voyageur Minnesota
Municipal Income
Fund, Inc.              None        None        $_____       $_____      $______      $_____      $_____      $_____        $_____

Voyageur Minnesota
Municipal Income
Fund II, Inc.           None        None        $_____       $_____      $______      $_____      $_____      $_____        $_____

Voyageur Minnesota
Municipal Income
Fund III, Inc.          None        None        $_____       $_____      $______      $_____      $_____      $_____        $_____

Total Compensation
From All Investment
Companies in
Delaware
Investments for
the 12 months
ended August 31,
2001                    None        None        $_____       $_____      $______      $_____      $_____      $_____        $_____

(1) Prior to May 1, 2000, Mr. Durham was not a member of the Board of Directors of any Voyageur Fund.
(2)      Mr. Fry was appointed to the Board of Directors on January 1, 2001.

         Officers. Each Board of Directors and the senior management of the Funds appoint officers each year, and from time to time as necessary. The following individuals are executive officers of one or more of the Funds:
Charles E. Haldeman, Jr., David K. Downes, William E. Dodge, Jude T. Driscoll, Richard J. Flannery, Richelle S. Maestro and Michael P. Bishof. Exhibit D includes biographical information and the past business experience of such officers, except for Mr. Haldeman and Mr. Downes, whose information is set forth above along with the other Directors. The Exhibit also identifies which officers are also officers of DMC, the investment manager of each Fund, or Delaware International Advisers Ltd. ("DIAL"), the sub-adviser to Delaware Group Global Dividend and Income Fund, Inc. The above officers of the Funds own shares of common stock and/or options to purchase shares of common stock of Lincoln National Corporation ("LNC"), the ultimate parent of DMC and DIAL. They are considered to be "interested persons" of the Funds under the 1940 Act.

         Section 16 of the Securities Exchange Act of 1934, as amended, requires that Forms 3, 4, and 5 be filed with the SEC, the relevant securities exchange and the relevant Fund, by or on behalf of certain persons, including directors, certain officers, and certain affiliated persons of the investment manager or sub-adviser. The Funds believe that these requirements were met, except that management failed to timely file Form 3s on behalf of Peter Anderson, Damon Andres, Nancy Crouse and Jude T. Driscoll and a Form 4 on behalf of Elizabeth Howell.

         Management's Ownership of the Funds. Attached to this Proxy Statement as Exhibit F is a list of the Directors' shareholdings of all Delaware Investments funds on an individual basis as of August 31, 2001. This Exhibit also states the aggregate holdings of the Funds by all of the Directors and executive officers as a group.

         Required Vote. Provided that a quorum is present at the Meeting, either in person or by proxy, the following votes are required to elect each Fund's Board of Directors. The holders of the preferred shares of the six Voyageur Funds have the exclusive right to vote to elect Mr. Madison and Ms. Yeomans to the Board of Directors of those Funds.


--------------------------------------------------------------------------------------------------------------------------------
                                                                                 PROPOSAL 1
                                                                            Election of Directors
--------------------------------------------------------------------------------------------------------------------------------
FUND                                         Haldeman, Downes, Babich, Durham,         Madison and Yeomans
                                             Fry, Knerr and Leven
--------------------------------------------------------------------------------------------------------------------------------
Delaware  Group  Dividend  and Income Fund,
Inc.;  Delaware  Group Global  Dividend and
Income Fund, Inc.                                                         Plurality of votes cast.
--------------------------------------------------------------------------------------------------------------------------------
Voyageur  Florida Insured  Municipal Income  Plurality  of votes  cast of common  and  Plurality  of  votes  cast  of  preferred
Fund                                         preferred shares.                         shares.
--------------------------------------------------------------------------------------------------------------------------------
Voyageur   Funds   (other   than   Voyageur  Affirmative  vote of the greater of: (1)  Affirmative  vote of the  greater of: (1)
Florida Insured Municipal Income Fund)       a  majority  of  common  and   preferred  a majority of  preferred  shares  present
                                             shares  present  in  person  or by proxy  in  person or by proxy  and  entitled  to and entitled to vote at the Meeting;  or  vote at the  Meeting;  (2) a majority  of
                                             (2) a majority of or the minimum  number  the minimum  number of  preferred  shares of common and preferred  shares entitled  entitled  to  vote  at the  Meeting  that
                                             to  vote  at  the  Meeting   that  would  would constitute a quorum.
                                             constitute a quorum.
--------------------------------------------------------------------------------------------------------------------------------

                             AUDIT COMMITTEE REPORT

         As required by its charter, each Fund's Audit Committee has reviewed and discussed with Fund management and representatives from Ernst & Young LLP, the Funds' independent auditors, the audited financial statements for the Fund's last fiscal year. The Audit Committee has discussed with the independent auditors the matters required to be discussed by Statement of Auditing Standards
61. The Audit Committee also received the written disclosures and the letter from its independent auditors required by Independence Standards Board No. 1, and discussed with a representative of Ernst & Young LLP the independent auditor's independence. Each Fund's Board of Directors considered the financial information systems design and implementation fees and other fees received by Ernst & Young LLP from DMC and its affiliates during the last fiscal year in connection with its consideration of the auditors' independence. Based on the foregoing discussions with management and the independent auditors, each Fund's Audit Committee unanimously recommended to the Fund's Board of Directors that the aforementioned audited financial statements be included in the Fund's annual report to shareholders for the last fiscal year.

         As noted above, the members of each Fund's Audit Committee are: Ann R. Leven, Thomas F. Madison and Janet L. Yeomans. All members of each Fund's Audit Committee meet the standard of independence set forth in the listing standards of the New York and American Stock Exchanges, as applicable, and are not considered to be "interested persons" under the 1940 Act. [The Fund's Board of Directrors has adopted a formal charter for the Audit Committee setting forth its responsibilities. A copy of the Audit Committee's charter is included in Attachment E to this proxy statement.]

         Audit Fees. The aggregate fees paid to Ernst & Young LLP in connection with the annual audit of each Fund's financial statements for its last fiscal year are set forth below:

Fund                                                              Audit Fees
Delaware Group Dividend and Income Fund, Inc.                     $
Delaware Group Global Dividend and Income Fund, Inc.              $
Voyageur Arizona Municipal Income Fund, Inc.                      $
Voyageur Colorado Insured Municipal Income Fund, Inc.             $
Voyageur Florida Insured Municipal Income Fund, Inc.              $
Voyageur Minnesota Municipal Income Fund, Inc.                    $
Voyageur Minnesota Municipal Income Fund II, Inc.                 $
Voyageur Minnesota Municipal Income Fund III, Inc.                $

         Financial information systems design and implementation fees. There were no financial information systems design and implementation services rendered by Ernst & Young LLP to the Funds, DMC and entities controlling, controlled by or under common control with the DMC for the period from December 1, 1999 through March 31, 2001.

         All Other Fees. The aggregate fees billed for other services rendered by Ernst & Young LLP to each Fund during its last fiscal year are set forth below:

Fund                                                              Other Fees
Delaware Group Dividend and Income Fund, Inc.                     $
Delaware Group Global Dividend and Income Fund, Inc.              $
Voyageur Arizona Municipal Income Fund, Inc.                      $
Voyageur Colorado Insured Municipal Income Fund, Inc.             $
Voyageur Florida Insured Municipal Income Fund, Inc.              $
Voyageur Minnesota Municipal Income Fund, Inc.                    $
Voyageur Minnesota Municipal Income Fund II, Inc.                 $
Voyageur Minnesota Municipal Income Fund III, Inc.                $


         In addition, the aggregate fees billed for other non-audit services rendered to DCM and entities controlling, controlled by or under common control with DCM for the period from December 1, 1999 through March 31, 2001 was $______________.

              PROPOSAL TWO: TO AMEND THE ARTICLES OF INCORPORATION
                         TO CHANGE THE NAME OF THE FUND
        (All Funds except Delaware Group Dividend and Income Fund, Inc.,
       Delaware Group Global Dividend and Income Fund, Inc. and Voyageur
                     Florida Insured Municipal Income Fund)

         Fund management has recently implemented a significant initiative to raise Delaware Investments' name recognition, and to bring identification to the retail industry as to the firm's focus on fundamental research as the backbone of its investment process. The initiative to raise name recognition for Delaware Investments in the retail market is comprised of many components, one of which is the adoption of "Delaware Investments" as a common marketing name for the firm's products and services.

         In connection with this initiative, management proposes the amendment of the Funds' respective Articles of Incorporation in order to change the Funds' names as set forth below:

                   Current Name                                             Proposed New Name


Voyageur Arizona Municipal Income Fund, Inc.          To           Delaware Investments Arizona Municipal
                                                                   Income Fund, Inc.

Voyageur Colorado Insured Municipal Income Fund,      To           Delaware Investments Colorado Insured
Inc.                                                               Municipal Income Fund, Inc.

Voyageur Minnesota Municipal Income Fund, Inc.        To           Delaware Investments Minnesota
                                                                   Municipal Income Fund, Inc.


Voyageur Minnesota Municipal Income Fund II, Inc.     To           Delaware Investments Minnesota
                                                                   Municipal Income Fund II, Inc.

Voyageur Minnesota Municipal Income Fund III, Inc.    To           Delaware Investments Minnesota
                                                                   Municipal Income Fund III, Inc.

         Management believes that by linking the Funds more closely with the adviser and the Delaware Investments family of funds, the proposed new names will increase the Funds' following in the marketplace which, in turn, may provide support for each Fund's secondary market share price and enhance shareholder value.

         If approved by a Fund's shareholders, management intends to file an amendment to the Fund's Articles of Incorporation and to take all other action necessary to change the name of the Fund as soon as practicable following the Meeting.

         Required Vote. Provided that a quorum is present at the Meeting, either in person or by proxy, the amendment of each Fund's Articles of Incorporation to change its corporate name requires an affirmative vote of the greater of: (1) a majority of common and preferred shares present in person or by proxy and entitled to vote at the meeting; or (2) a majority of the minimum number of common and preferred shares entitled to vote at the meeting that would constitute a quorum.

The Board of Directors of each Fund recommends that you vote "FOR" the proposal to amend the Articles of Incorporation to change the name of the Fund.

OTHER INFORMATION

         Investment Manager. Delaware Management Company (a series of Delaware Management Business Trust), One Commerce Square, Philadelphia, PA 19103, serves as investment manager to each Fund. Delaware International Advisers Ltd. ("DIAL"), Third Floor, 80 Cheapside, London, England EC2V 6EE, serves as sub-adviser to Delaware Group Global Dividend and Income Fund, Inc. DIAL is a United Kingdom affiliate of DMC, is an investment adviser registered in the United States under the Investment Advisers Act of 1940, as amended, and is a member of the Investment Management Regulatory Organization (IMRO) in the United Kingdom.

         Administrator. Delaware Service Company, Inc., 1818 Market St., Philadelphia, PA 19103, an affiliate of DMC and DIAL, performs administrative and accounting services for the Funds.

         Shareholder Proposals. If a Fund holds an annual meeting of shareholders in 2001, shareholder proposals to be included in the Funds' Proxy Statement for that meeting must be received no later than _______, 2002. Such proposals should be sent to the Fund, directed to the attention of its Secretary, at the address of its principal executive office printed on the first page of this Proxy Statement.

         Fund Reports. Each Fund's most recent Annual Report and Semi-Annual Report were previously mailed to shareholders. Copies of these reports are available upon request, without charge, by writing or calling the Funds at the address and telephone number shown at the beginning of this Proxy Statement.

                                    EXHIBIT A

            OUTSTANDING SHARES AS OF RECORD DATE (SEPTEMBER 13, 2001)

Delaware Group Dividend and Income Fund, Inc.                  __________
Delaware Group Global Dividend and Income Fund, Inc.           __________
Voyageur Arizona Municipal Income Fund, Inc.

         Common Stock _________
         Preferred Stock 500                                   __________

Voyageur Colorado Insured Municipal Income Fund, Inc.

         Common Stock _________                                __________
         Preferred Stock 800

Voyageur Florida Insured Municipal Income Fund

         Common Shares _________                               __________
         Preferred Shares 400

Voyageur Minnesota Municipal Income Fund, Inc.

         Common Stock _________                                __________
         Preferred Stock 400

Voyageur Minnesota Municipal Income Fund II, Inc.

         Common Stock _________                                __________
         Preferred Stock 1,200

Voyageur Minnesota Municipal Income Fund III, Inc.

         Common Stock _________
         Preferred Stock 300                                   __________

                                    EXHIBIT B
                    SHAREHOLDERS OWNING 5% OR MORE OF A FUND

         The following accounts held of record 5% or more of the outstanding shares of the Funds listed below as of September 13, 2001. Management does not have knowledge of beneficial owners.

                                                                                                      Percent of Outstanding
Fund                                  Name and Address                           Number of Shares              Shares
----                                  ----------------                           ----------------              ------
Delaware Group Dividend and Income    Cede & Co
Fund, Inc.                            P.O. Box 20
                                      Bowling Green Station
                                      New York, NY 10004

Delaware Group Global Dividend and    Cede & Co.
Income Fund, Inc.                     P.O. Box 20
                                      Bowling Green Station
                                      New York, NY 10004

Voyageur Arizona Municipal Income     Cede & Co.
Fund, Inc.                            P.O. Box 20
Common Stock                          Bowling Green Station
                                      New York, NY 10004

Voyageur Arizona Municipal Income     Salomon Smith Barney, Inc.
Fund, Inc.                            333 West 34th Street
Preferred Stock                       New York, NY 10001
Series A

Voyageur Arizona Municipal Income     Salomon Smith Barney, Inc.
Fund, Inc.                            Attn: Pat Haller
Preferred Stock                       333 West 34th Street
Series B                              New York, NY 10001

Voyageur Colorado Insured Municipal   Cede & Co.
Income Fund, Inc.                     P.O. Box 20
Common Stock                          Bowling Green Station
                                      New York, NY 10004

Voyageur Colorado Insured Municipal   Merrill Lynch, Pierce, Fenner & Smith
Income Fund, Inc.                     Safekeeping
Preferred Stock                       4 Corporate Place
Series A                              Corporate Park 287
                                      Piscataway, NJ 08855

                                      Salomon Smith Barney, Inc.
                                      333 West 34th Street
                                      New York, NY 10001

Voyageur Colorado Insured Municipal   Merrill Lynch, Pierce, Fenner &  Smith
Income Fund, Inc.                     Safekeeping
Preferred Stock                       4 Corporate Place
Series B                              Corporate Park 287
                                      Piscataway, NJ 08855

Voyageur Florida Insured Municipal    Cede & Co.
Income Fund                           P.O. Box 20
Common Shares                         Bowling Green Station
                                      New York, NY 10004

Voyageur Florida Insured Municipal    Salomon Smith Barney, Inc.
Income Fund                           333 West 34th Street
Preferred Shares                      New York, NY 10001
Series A
                                      Paine Webber Inc.
                                      1000 Harbor Boulevard
                                      Weehawken, NJ 07087

Voyageur Florida Insured Municipal    Salomon Smith Barney, Inc.
Income Fund                           333 West 34th Street
Preferred Shares                      New York, NY 10001
Series B

Voyageur Minnesota Municipal Income   Cede & Co.
Fund, Inc.                            P.O. Box 20
Common Stock                          Bowling Green Station
                                      New York, NY 10004


                                                                                                      Percent of Outstanding
Fund                                  Name and Address                           Number of Shares              Shares
----                                  ----------------                           ----------------              ------
Voyageur Minnesota Municipal Income   Salomon Smith Barney, Inc.
Fund, Inc.                            333 West 34th Street
Preferred Stock                       New York, NY 10001

                                      State Street
                                      One Financial Center
                                      Boston, MA 02111

Voyageur Minnesota Municipal Income   Cede & Co.
Fund II, Inc.                         P.O. Box 20
Common Stock                          Bowling Green Station
                                      New York, NY 10004

Voyageur Minnesota Municipal Income   Salomon Smith Barney, Inc.
Fund II, Inc.                         333 West 34th Street
Preferred Stock                       New York, NY 10001
Series A
                                      Paine Webber Inc.
                                      1000 Harbor Blvd.
                                      Weehawken, NJ 07087

Voyageur Minnesota Municipal Income   Salomon Smith Barney, Inc.
Fund II, Inc.                         333 West 34th Street
Preferred Stock                       New York, NY 10001
Series B

Voyageur Minnesota Municipal Income   Cede & Co.
Fund III, Inc.                        P.O. Box 20
Common Stock                          Bowling Green Station
                                      New York, NY 10004

Voyageur Minnesota Municipal Income   Salomon Smith Barney, Inc.
Fund III, Inc.                        333 West 34th Street
Preferred Stock                       New York, NY 10001



                                    EXHIBIT C

               YEARS THAT DIRECTORS OR TRUSTEES FIRST TOOK OFFICE

                      Charles E.
                      Haldeman    David K.     Walter P.   John H.       John A.     Anthony     Ann R.      Thomas F.   Janet L.
Fund Name               Jr.(1)     Downes      Babich     Durham(2)      Fry(3)      D. Knerr    Leven        Madison     Yeomans
-------------------- ----------- ----------- ------------ ----------- ------------ ----------- ----------- ------------ -----------
Delaware Group          2001        1999        1993         1993        2001         1993        1993        1997         1999
Dividend and
Income Fund, Inc.
Delaware Group
Global Dividend
and Income Fund,
Inc.                    2001        1999        1993         1993        2001         1993        1993        1997         1999
Voyageur Arizona
Municipal Income
Fund, Inc.              2001        1999        1997         2000        2001         1997        1997        1994         1999
Voyageur Colorado
Insured Municipal
Income Fund, Inc.       2001        1999        1997         2000        2001         1997        1997        1994         1999
Voyageur Florida
Insured Municipal
Income Fund             2001        1999        1997         2000        2001         1997        1997        1994         1999
Voyageur Minnesota
Municipal Income
Fund, Inc.              2001        1999        1997         2000        2001         1997        1997        1994         1999
Voyageur Minnesota
Municipal Income
Fund II, Inc.           2001        1999        1997         2000        2001         1997        1997        1994         1999
Voyageur Minnesota
Municipal Income
Fund III, Inc.          2001        1999        1997         2000        2001         1997        1997        1994         1999


(1) Mr. Haldeman was appointed to the Boards of Trustees/Directors of most of the investment companies within Delaware Investments on January 9, 2001.

(2) Mr. Durham was reappointed to the Boards of Directors of 19 of the investment companies within Delaware Investments on April 16, 1998. He was appointed to the Boards of Directors of the Voyageur Funds as of May 1, 2000.

(3) Mr. Fry was appointed to the Boards of Trustees/Directors of most of the investment companies within Delaware Investments on January 1, 2001.

                                    EXHIBIT D

                         EXECUTIVE OFFICERS OF THE FUNDS

         William E. Dodge (age 51) Executive Vice President/Chief Investment Officer, Equity of the Funds and of the other 25 investment companies within Delaware Investments, and of Delaware Management Company (a series of Delaware Management Business Trust); Executive Vice President of Delaware Management Business Trust and Delaware Capital Management, Inc.; President/Chief Investment Officer, Equity of Delaware Investment Advisers (a series of Delaware Management Business Trust); and Director/Executive Vice President, Equity of Vantage Global Advisors, Inc. Prior to joining Delaware Investments in 1999, Mr. Dodge was President, Director of Marketing, and Senior Portfolio Manager for Marvin & Palmer Associates.

         Jude T. Driscoll (age 37) Executive Vice President/Head of Fixed-Income of the Funds and of the other 25 investment companies within Delaware Investments, and of Delaware Management Company (a series of Delaware Management Business Trust) and Delaware Investment Advisers (a series of Delaware Management Business Trust). Prior to joining Delaware Investments in 2000, Mr. Driscoll was Senior Vice President, Director of Fixed-Income Process at Conseco Capital Management from June, 1998 to August, 2000. Prior to that, he was Managing Director for NationsBanc Capital Markets, 1996-1998; Vice President of Goldman Sachs, 1991-1995; and Assistant Vice President of Conseco Capital Management, 1989-1990.

         Richard J. Flannery (age 43) Executive Vice President/General Counsel of the Funds and of the other 25 investment companies within Delaware Investments, and of Delaware Management Holdings, Inc., Delaware Management Company (a series of Delaware Management Business Trust), Delaware Investment Advisers (a series of Delaware Management Business Trust), Delaware Distributors, L.P. and Founders CBO Corporation; Executive Vice President/General Counsel/Director of DMH Corp., Delvoy, Inc., Delaware Management Company, Inc., Delaware Service Company, Inc., Delaware Capital Management, Inc., Retirement Financial Services, Inc., Delaware Management Trust Company, Delaware Distributors, Inc., Delaware International Holdings Ltd., Founders Holdings, Inc. and Delaware General Management, Inc.; Executive Vice President/General Counsel/Trustee of Delaware Management Business Trust; Director of Delaware International Advisers Ltd.; Director of HYPPCO Finance Company Ltd.; and Executive Vice President/General Counsel/Director of Vantage Global Advisors, Inc. During the past five years, Mr. Flannery has served in various executive capacities at different times within Delaware Investments.

         Richelle S. Maestro (age 42) Senior Vice President/Deputy General Counsel/Secretary of the Funds and of the other 25 investment companies within Delaware Investments, and of Delaware Management Holdings, Inc., DMH Corp., Delvoy, Inc., Delaware Management Company, Inc., Delaware Management Business Trust, Delaware Management Company (a series of Delaware Management Business Trust), Delaware Investment Advisers (a series of Delaware Management Business Trust), Delaware Service Company, Inc., Delaware Capital Management, Inc., Retirement Financial Services, Inc., Delaware Management Trust Company, Delaware Distributors, L.P., Delaware Distributors, Inc., Delaware International Holdings, Ltd., Founders Holdings, Inc., and Delaware General Management, Inc.; Secretary of Founders CBO Corporation and Lincoln National Investments Companies, Inc. During the past five years, Ms. Maestro has served in various executive capacities at different times within Delaware Investments.

         Michael P. Bishof (age 38) Senior Vice President/Treasurer of the Funds and of the other 25 investment companies within Delaware Investments; Senior Vice President/Investment Accounting of Delaware Management Company (a series of Delaware Management Business Trust), Delaware Service Company, Inc., Delaware Capital Management, Inc., Delaware Distributors, L.P., Founders Holdings, Inc.; Senior Vice President/Treasurer/Investment Accounting of Delaware Investment Advisers (a series of Delaware Management Business Trust); Senior Vice President/Manager of Investment Accounting of Delaware International Holdings Ltd.; Senior Vice President/Assistant Treasurer of Founders CBO Corporation; and Senior Vice President/Investment Accounting of Vantage Global Advisors, Inc. During the past five years, Mr. Bishof has served in various executive capacities at different times within Delaware Investments.

                                    EXHIBIT E

                      DELAWARE INVESTMENTS FAMILY OF FUNDS

                             AUDIT COMMITTEE CHARTER

         1. Committee Composition. The Audit Committee shall be composed of not less than three qualified and Independent (as defined and described in Attachment A hereto) Directors/Trustees selected by the Board, one of whom shall be designated as Chairperson. Each member of the Committee shall serve for three years or until his or her successor has been appointed and qualified. The Chairperson and members of the Committee shall receive such compensation for their service on the Committee as the Board may determine from time to time.

         2.       Purposes. The purposes of the Audit Committee are:

         (a) to monitor the Fund's accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain service providers;

         (b) to monitor the quality and objectivity of the Fund's financial statements and the independent audit thereof; and

         (c) to act as a liaison between the Fund's independent auditors and the full Board of Directors/Trustees; and

         (d) to monitor the Fund's safeguards with respect to both inflow and outflow of funds, Y2K compliance and the integrity of computer systems.

         The outside auditor for the Fund is ultimately accountable to the Board of Directors/Trustees and Audit Committee of the Fund. The Audit Committee and Board of Directors/Trustees have the ultimate authority and responsibility to select, evaluate and, where appropriate, replace the outside auditor (or to nominate the outside auditor to be proposed for shareholder approval in any proxy statement).

         The function of the Audit Committee is oversight in the sense that it is to watch closely, to maintain surveillance, carefully review relevant matters and make appropriate suggestions; it is management's responsibility to direct, manage and maintain appropriate systems for accounting and internal control, and the auditor's responsibility to plan and carry out a proper audit.

         3. Duties and Powers. To carry out its purposes, the Audit Committee shall have the following duties and powers:

         (a) to recommend the selection, retention or termination of external auditors and, in connection therewith, annually to receive, evaluate and discuss with the external auditors a formal written report from them setting forth all consulting or other relationships with the Fund, the Investment Manager or their affiliates, which shall include specific representations as to their objectivity and independence;

         (b) to meet with the Fund's external auditors, including private meetings as necessary (i) to review the arrangements for and scope of the annual audit and any special audits; (ii) to discuss any matters of concern relating to the Fund's financial statements, including any adjustments to such statements recommended by the auditors, or other results of said audit(s); (iii) to consider the auditors' comments with respect to the Fund's financial policies, procedures and internal accounting controls and management's responses thereto; and (iv) to review the form of opinion the auditors propose to render to the Board and shareholders;

         (c) to consider the effect upon the Fund of any changes in accounting principles or practices proposed by management or the auditors;

         (d) to review the fees charged by the auditors for audit and non-audit services; and

         (e) to report its activities to the full Board on a regular basis and to make such recommendations with respect to the above and other matters as the Committee may deem necessary or appropriate.

         4. Meetings. The Committee shall meet on a regular basis and is empowered to hold special meetings as circumstances require. The Committee shall regularly meet with the Chief Financial Officer and Treasurer of the Fund and with internal auditors for the Investment Manager.

         5. Resources. The Committee shall have the resources and authority appropriate to discharge its responsibilities, including the authority to retain special counsel and other experts or consultants at the expense of the appropriate Fund(s).

         6. Annual Charter Review. The Committee shall review this Charter at least annually and recommend any changes to the full Board of Directors/Trustees.

                                  ATTACHMENT A
                                       to
                             AUDIT COMMITTEE CHARTER
                                       of
                      DELAWARE INVESTMENTS FAMILY OF FUNDS

         1. Independent Defined. To qualify as "Independent" for these purposes, Directors/Trustees may have no relationship to the Fund, the Investment Manager or their affiliates that may interfere with the exercise of their independence from management and the Funds, must be "Independent Directors" within the meaning of Section 121A of the listing standards of the American Stock Exchange and may not be "interested persons" as defined in the Investment Company Act of 1940.

         2. Membership Qualifications. In addition to the definition of Independent provided in paragraph 1 above, the following restrictions shall apply to every Audit Committee member:

(a) Financial Literacy. Each member of the Audit Committee shall be financially literate, as such qualification is interpreted by the Fund's Board in its business judgment, or must become financially literate within a reasonable period of time after his or her appointment to the Audit Committee. At least one member of the Audit Committee must have accounting or related financial management expertise, as the Board interprets such qualification in its business judgment.

(b) Employees. A Director/Trustee who is an employee (including non-employee executive officers) of the Fund, the Investment Manager or any of their affiliates may not serve on the Audit Committee until three years following termination of his or her employment. In the event the employment relationship is with a former parent or predecessor of the Fund, the Investment Manager or their affiliates, the Director/Trustee could serve on the Audit Committee after three years following the termination of the relationship between the Fund and the former parent or predecessor of the Fund, the Investment Manager or their affiliates.

(c) Business Relationship. A Director/Trustee (i) who is a partner, controlling shareholder, or executive officer of an organization that has a business relationship with the Fund or (ii) who has a direct business relationship with the Fund (e.g., a consultant) may serve on the Audit Committee only if the Fund's Board of Directors/Trustees determines in its business judgment that the relationship does not interfere with the Director/Trustee's exercise of independent judgment. In making a determination regarding the independence of a Director/Trustee pursuant to this paragraph, the Board of Directors/Trustees should consider, among other things, the materiality of the relationship to the Fund, the Investment Manager or their affiliates, to the director and, if applicable, to the organization with which the Director/Trustee is affiliated.

"Business relationships" can include commercial, industrial, banking, consulting, legal, accounting and other relationships. A Director/Trustee can have this relationship directly with the Fund, or the Director/Trustee can be a partner, officer or employee of an organization that has such a relationship. The Director/Trustee may serve on the Audit Committee without the above-referenced Board of Directors'/Trustees' determination after three years following the termination of, as applicable, either (1) the relationship between the organization with which the Director/Trustee is affiliated and the Fund, (2) the relationship between the Director/Trustee and his or her partnership status, shareholder interest or executive officer position, or (3) the direct business relationship between the Director/Trustee and the Fund.

(d) Cross Compensation Committee Link. A Director/Trustee who is employed as an executive of a corporation where any of the Fund's executives serves on that corporation's compensation committee may not serve on the Audit Committee.

(e) Immediate Family. A Director/Trustee who is an Immediate Family member of an individual who is an executive officer of the Fund, the Investment Manager or any of their affiliates cannot serve on the Audit Committee until three years following the termination of such employment relationship.

(f) Independence Requirement of Audit Committee Members. Notwithstanding the requirements of subparagraphs 2(b) and 2(e) hereof, one Director/Trustee who is no longer an employee or who is an Immediate Family member of a former executive officer of the Fund, the Investment Manager or their affiliates, but is not considered independent pursuant to these provisions due to the three-year restriction period, may be appointed, under exceptional and limited circumstances, to the Audit Committee if the Fund's Board of Directors/Trustees determines in its business judgment that membership on the Committee by the individual is required by the best interests of the Fund and its shareholders, and the Fund discloses, in the next annual proxy statement subsequent to such determination, the nature of the relationship and the reasons for that determination.

         3.       Definitions.

                           "Immediate Family" includes a person's spouse, parents, children, siblings, mothers-in-law, sons and daughters-in-law, brothers and sisters-in-law, and anyone (other than employees) who shares such person's home.

                           "Affiliate" includes a subsidiary, sibling company, predecessor, parent company, or former parent company.

                           "Officer" shall have the meaning specified in Rule 16a-1(f) under the Securities Exchange Act of 1934, or any successor rule.

         4. Written Affirmation. With respect to any subsequent changes to the composition of the Audit Committee, and otherwise approximately once each year, the Fund should provide the New York Stock Exchange Written Affirmation in the form attached hereto regarding:

(a) Any determination that the Company's Board of Directors/Trustees has made regarding the independence of Director/Trustees pursuant to any of the subparagraphs above;

(b)      The financial literacy of the Audit Committee members;

(c) The determination that at least one of the Audit Committee members has accounting or related financial expertise; and

(d) The annual review and reassessment of the adequacy of the Audit Committee Charter.

                                    EXHIBIT F

          SHAREHOLDINGS BY DIRECTORS IN THE DELAWARE INVESTMENTS FUNDS

                              AS OF AUGUST 31, 2001

                                                                               Percentage of Series/
                      Company                           Shares Owned                 Fund Owned
                      -------                           ------------                 ----------
Walter P. Babich
Delaware Group Cash Reserve
  Delaware Cash Reserve Fund.....................                            less than 1%/less than 1%
Voyageur Mutual Funds III
  Delaware Select Growth Fund....................                            less than 1%/less than 1%

Ann R. Leven
Delaware Group Equity Funds II
  Delaware Decatur Equity Income Fund............                       less than 1%/less than 1% less than
  Delaware Growth and Income Fund................                                  1%/less than 1%
Delaware Group Equity Funds III
  Delaware Trend Fund............................                            less than 1%/less than 1%
Delaware Group Equity Funds V
  Delaware Small Cap Value Fund..................                            less than 1%/less than 1%
Delaware Group Global & International Funds
  Delaware International Equity Fund.............                            less than 1%/less than 1%
Delaware Group Equity Funds

David K. Downes
Delaware Group Limited Term Government Funds
  Delaware Limited Term Government Fund......                                less than 1%/less than 1%
Voyageur Mutual Funds.
  Delaware National High-Yield Municipal Bond
  Fund...........................................                            less than 1%/less than 1%
Voyageur Mutual Funds III
  Delaware Select Growth Fund....................                            less than 1%/less than 1%

Thomas F. Madison
Delaware Group Equity Funds I
  Delaware Devon Fund............................                            less than 1%/less than 1%
Delaware Group Global & International Funds
  Delaware International Equity Fund.............                            less than 1%/less than 1%
Voyageur Mutual Funds III
  Delaware Select Growth Fund....................                            less than 1%/less than 1%

John H. Durham
Delaware Group Equity Funds II
  Delaware Growth and Income Fund................                            less than 1%/less than 1%
Delaware Group Cash Reserve
  Delaware Cash Reserve Fund.....................                            less than 1%/less than 1%
Delaware Pooled Trust
  Delaware REIT Fund.............................                            less than 1%/less than 1%


With respect to the Funds for which this Proxy Statement is provided, the Directors and executive officers as a group owned, in the aggregate on August 31, 2001, less than 1% of each Fund's outstanding shares.

                                    | ----------------------------------------
                                    | DELAWARE GROUP DIVIDEND AND INCOME FUND,
                                    |   INC.
                                    | DELAWARE GROUP GLOBAL DIVIDEND AND
                                    |   INCOME FUND, INC.
                                    | VOYAGEUR ARIZONA MUNICIPAL INCOME FUND,
                                    |   INC.
                                    | VOYAGEUR COLORADO INSURED MUNICIPAL
                                    |   INCOME FUND, INC.
                                    | VOYAGEUR FLORIDA INSURED MUNICIPAL
                                    |   INCOME FUND
                                    | VOYAGEUR MINNESOTA MUNICIPAL INCOME
                                    |   FUND, INC.
                                    | VOYAGEUR MINNESOTA MUNICIPAL INCOME
                                    |   FUND II, INC.
                                    | VOYAGEUR MINNESOTA MUNICIPAL INCOME
                                    |   FUND III, INC.
                                    |
                                    | ----------------------------------------
                                    |
                                    | ----------------------------------------
                                    |
                                    | ----------------------------------------
                                    |
                                    |
                                    |
                                    |
                                    | PROXY STATEMENT
                                    | Notice of Joint
                                    | Annual Meeting
                                    | of Shareholders
                                    | ----------------------------------------
                                    |
                                    | NOVEMBER 1, 2001
                                    |
                                    |
                                    |                      DELAWARE
                                    |                      INVESTMENTS(SM)
                                    |                      --------------------
[ADD INVENTORY NUMBER]              |                      A member of Lincoln
                                    |                      Financial Group(R)

                              DELAWARE INVESTMENTS
                               ONE COMMERCE SQUARE
                             PHILADELPHIA, PA 19103



THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


The undersigned hereby appoints David K. Downes, Richard J. Flannery and Richelle S. Maestro or any of them, with the right of substitution, proxies of the undersigned at the Annual Meeting of Shareholders of the fund indicated on the reverse side of this form to be held at the ________________, Philadelphia, Pennsylvania, on November 1, 2001 at 11:00 A.M., or at any postponement or adjournments thereof, with all the powers which the undersigned would possess if personally present, and instructs them to vote upon any matters which may properly be acted upon at this meeting and specifically as indicated on the reverse side of this form. Please refer to the proxy statement for a discussion of each of these matters.


BY SIGNING AND DATING THIS CARD, YOU AUTHORIZE THE PROXIES TO VOTE EACH PROPOSAL AS MARKED, OR IF NOT MARKED, TO VOTE "FOR" EACH PROPOSAL, AND TO USE THEIR DISCRETION TO VOTE ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING. PLEASE COMPLETE AND MAIL THIS CARD AT ONCE IN THE ENCLOSED ENVELOPE.

VOYAGEUR COLORADO INSURED MUNICIPAL INCOME FUND, INC.

1.  To elect the following nominees as Directors of the Fund




01)  CHARLES E. HALDEMAN, JR.   04)  JOHN H. DURHAM      07)  ANN R. LEVEN
02)  DAVID K. DOWNES            05)  JOHN A. FRY         08)  THOMAS F. MADISON
03)  WALTER P. BABICH           06)  ANTHONY D. KNERR    09)  JANET L. YEOMANS



--------------------------------------------------------------------------------
If you checked "For All Except," write the withheld nominee's number on the line above.

2.  To amend the Articles of Incorporation to change the name of the Fund

Please vote by checking (|X|) the appropriate boxes below.

         FOR                  WITHHOLD                FOR ALL
         ALL                    ALL                   EXCEPT
         |_|                    |_|                     |_|


         FOR                  AGAINST                 ABSTAIN
         |_|                    |_|                     |_|

THIS PROXY CARD IS ONLY VALID WHEN SIGNED AND DATED.
PLEASE DATE AND SIGN NAME OR NAMES BELOW AS PRINTED AT LEFT TO AUTHORIZE THE VOTING OF YOUR SHARES AS INDICATED ABOVE. WHERE SHARES ARE REGISTERED WITH JOINT OWNERS, ALL JOINT OWNERS SHOULD SIGN. PERSONS SIGNING AS EXECUTOR, ADMINISTRATOR, TRUSTEE OR OTHER REPRESENTATIVE SHOULD GIVE FULL TITLE AS SUCH.

DATE                    , 2001
   --------------------

           ----------------------------------------------------------



           ----------------------------------------------------------


Signature(s) (Joint Owners) PLEASE SIGN WITHIN BOX)